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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-24
                             POOL PROFILE (8/1/2001)

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
                                        -----------------       --------------------
                                                BID                   TOLERANCE
                                        -----------------       --------------------
AGGREGATE PRINCIPAL BALANCE                  $500,000,000                (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Oct-01
INTEREST RATE RANGE                      5.500% - 10.000%
GROSS WAC                                           7.30%          (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       357              (+/- 2 month)

WALTV                                                 73%              (maximum 79%)

CALIFORNIA %                                          40%              (maximum 47%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  1%              (maximum  5%)

AVERAGE LOAN BALANCE                             $425,000         (maximum $445,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000       (maximum $1,500,000)

CASH-OUT REFINANCE %                                  22%             (maximum  35%)

PRIMARY RESIDENCE %                                   95%              (minimum 90%)

SINGLE-FAMILY DETACHED %                              91%              (minimum 85%)

FULL DOCUMENTATION %                                  91%              (minimum 85%)

PREPAYMENT PENALTY %                                   0%               (maximum 1%)

UNINSURED > 80% LTV %                                  1%               (maximum 2%)

TEMPORARY BUYDOWNS                                     0%              (maximum  1%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-24
                               PRICING INFORMATION

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    RATING AGENCIES                           TBD by Wells Fargo

    PASS THRU RATE                                        6.75%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.08%

    PRICING DATE                                      30-Aug-01

    FINAL STRUCTURE DUE DATE                          11-Oct-01          9:00 AM

    SETTLEMENT DATE                                   30-Oct-01

    ASSUMED SUB LEVELS                                      AAA       3.350%
                                                             AA       1.550%
                                                              A       1.000%
                                                            BBB       0.600%
                                                             BB       0.350%
                                                              B       0.200%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-24. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.


    WFMBS CONTACTS                            Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185


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
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                            WFASC DENOMINATION POLICY
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
DESCRIPTION OF CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
                      TYPE OF CERTIFICATE                            MINIMUM               PHYSICAL       BOOK ENTRY
                                                                DENOMINATION(1)(4)       CERTIFICATES    CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,             $25,000                Allowed        Allowed
Non-complex components (subject to reasonable prepayment
support)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Companion classes for PAC, TAC, Scheduled Classes                    $100,000               Allowed        Allowed
----------------------------------------------------------------------------------------------------------------------
Inverse Floater, PO, Subclasses of the Class A that provide          $100,000              Required      Not Allowed
credit protection to the Class A, Complex multi-component
certificates
----------------------------------------------------------------------------------------------------------------------
Notional and Nominal Face IO                                           (2)                 Required      Not Allowed
----------------------------------------------------------------------------------------------------------------------
Residual Certificates                                                  (3)                 Required      Not Allowed
----------------------------------------------------------------------------------------------------------------------
All other types of Class A Certificates                                (5)                    (5)            (5)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS B (Investment Grade)                                           $100,000               Allowed        Allowed
----------------------------------------------------------------------------------------------------------------------
CLASS B (Non-Investment Grade)                                       $250,000              Required      Not Allowed
----------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3) 100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5) Underwriter must obtain WFASC's approval
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